EXHIBIT 99.2

                           MASTER FACTORING AGREEMENT

THIS MASTER FACTORING AGREEMENT (as amended by Addendum No. 1 hereto, this 'AGREEMENT') is made and entered into as of the 1st day of September, 2005, by and among ACORN HOLDING CORP. and VALENTEC SYSTEMS, INC., its wholly owned subsidiary, each a Delaware corporation, jointly and severally (collectively referred to throughout this Agreement as "you," 'your' and 'yours'), and ROCKLAND CREDIT FINANCE LLC, a Maryland limited liability company (referred to throughout this Agreement as "we", 'us', 'our' and 'ours').

1.    PURCHASE AND SALE OF ACCOUNTS RECEIVABLE

      1.1. Scope of Agreement. This Agreement contains the general terms and conditions under which, from time to time during the Term, you may offer and sell to us and we may accept and purchase from you in our sole and absolute discretion certain of your Accounts specifically identified to this Agreement pursuant to Paragraph 1.2. As used herein, the term 'ACCOUNTS' means, collectively, accounts, contract rights and other forms of obligation arising in the ordinary course of business from the sale or lease of goods or rendition of services.

      1.2. Implementation. Each purchase and sale of Accounts hereunder shall be evidenced by our mutual execution of an Assignment and Transfer of Accounts Receivable substantially in the form of Exhibit A (each an 'ASSIGNMENT"). (An Account identified in a duly executed Assignment is hereinafter called an 'ASSIGNED ACCOUNT.') Each purchase of Accounts shall be subject to all of the terms and conditions of this Agreement, which terms and conditions shall be deemed incorporated by reference into each Assignment. An Account shall be deemed accepted by us upon and only upon our execution and delivery to you of the applicable Assignment. In connection with evaluating Accounts proposed for factoring hereunder, we reserve the right to conduct such due diligence and impose such related requirements as we may reasonably determine, including but not limited to investigating the credit rating and/or credit history of the customer obligated on the Account and requiring an enforceable written contract between you and such customer upon terms acceptable to us.

      1.3. Effect of Assignment. Without the necessity for further action, each Assignment shall automatically vest in us all of your right, title and interest in and to the Assigned Accounts together with (a) full power to collect, sue for, compromise, assign, in whole or in part, or in any other manner enforce collection thereof in our name or otherwise, (b) any notes or drafts related thereto, (c) the contracts under which such Accounts arose, (d) your books and records relating thereto, whether written or recorded electronically on computer-readable discs or any other digital or machinereadable form or medium ("Account RECORDS'), (e) any returned, rejected or repossessed goods (if any) giving rise to such Accounts, (f) your rights as an unpaid vendor or lienor, (g) all rights of stoppage in transit, replevin, repossession and reclamation, (h) all deposits and security therefor and guarantees thereof, (i) all rights to insurance proceeds resulting therefrom, and (j) all payments or other proceeds of the foregoing in any form (all of the foregoing being included in the term 'Assigned Accounts'). Nothing contained in this Agreement or any Assignment shall be deemed to constitute an assumption by us of any liability with respect to or impose any duty or obligation upon us in favor of any Account Debtor or any other third party in connection with the Accounts.

      1.4.  Account  Documentation.  Upon  acceptance  by us of  any  Assignment
Agreement, you will deliver to us: (a) copies of all documents evidencing the Accounts listed thereon and (b) such other documentation as we require, in form satisfactory to us in all respects. You will maintain all shipping documents, delivery receipts and invoices relating to Assigned Accounts, available for inspection and copying by us, and you will deliver them to us promptly upon our request. Each sale of Accounts will be reflected as a sale on your books and financial statements in accordance with generally accepted accounting principles.

      1.5. Exclusivity. During the Term of this Agreement, you will not sell, factor, assign, or pledge any of your Accounts except to us or for our benefit under this Agreement,

2.    FEES AND PAYMENT

      2.1. Purchase Price. The purchase price payable by us for each Assigned Account (the "PURCHASE Price') shall be an amount equal to the net face value of the Account less the sum of the applicable Discount Fee and the applicable Processing Fee (subject to the adjustments provided in Paragraph 2.3).

      2.2. Fees. As used herein with respect to any Assigned Account, the following terms have the following meanings:

            2.2.1. "DISCOUNT FEE" means an amount equal to one percent (1.0%) of our Advance Payment in respect of such Account for each period of thirty (30) days or any portion thereof elapsing from and including the date of our acceptance of the Account to and including the date on which we shall have collected the Account in full in good funds, provided that in no event shall the Discount Fee be less then twenty-five dollars ($25.00). Notwithstanding the foregoing, if we elect to require you to repurchase any Assigned Account pursuant to the provisions of Paragraph 4.1, the Discount Fee for such purposes shall be

            2.2.2. "PROCESSING FEE" means an administrative services fee at a fluctuating rate per annum equal to two percent (2.0%) plus the WSJ Prime Rate in effect from time to time calculated on the principal amount of our Advance Payment and accruing over the period elapsing from and including the date of our acceptance of the Account to and including the date on which we shall have collected the Account in full in good funds. As used herein, "WSJ PRIME RATE" means the consensus prime rate published by The Wall Street Journal from time to time. For purposes of our Processing Fee, any change in the WSJ Prime Rate shall take effect on the day immediately following the date of publication of such change.

      2.3.  Payment.

            2.3.1. Upon our acceptance of each Assignment, we will pay to you on account of the Purchase Price an amount equal to eighty-five percent (85%) (the "Advance RATE') of the aggregate net face value of the Assigned Accounts covered thereby (the "Advance Payment'); provided, however, that at our election and upon notice to you at any time after the occurrence of an Event of Default, the Advance Rate shall be reduced by thirty percent (30%) (or such lesser percentage as we in our sole and absolute discretion may determine) for any or all subsequent Assignments or individual Assigned Accounts. On or before the fifth business day following the date on which we have collected all of such Assigned Accounts in full in good funds, we will pay to you the balance of the Purchase Price for the Assigned Accounts minus all returns, credits, allowances and discounts on the shortest or, at our option, on any alternative terms of sale offered by you to Account Debtors, and all other unpaid sums, liabilities, and Obligations with respect to the Assigned Accounts charged or chargeable to your account under Section 3 or otherwise under this Agreement (Chargebacks').

            2.3.2. Upon our receipt of any payment with respect to an Account other than an Assigned Account, so long as you are not in default of any your Obligations hereunder, we shall remit such payment to you or, at your request, apply such payment as you may direct, subject to any then outstanding Chargebacks. Remittances required by this subparagraph 2.3.2 will be paid to you weekly except as otherwise directed by you.

      2.4. Minimum Volume Fee. Any provision of this Agreement to the contrary notwithstanding, if as of the close of any month the average monthly aggregate net face value of all Accounts offered by you and purchased by us during the three-month period then ended is less than $750,000 (the "GUARANTEED MONTHLY VOLUME'), you will pay to us as a supplemental fee for the month then ended an amount equal to the Discount Fee we would have earned on the difference, assuming collection within 30 days (the "MINIMUM VOLUME FEE').

      2.5. Noncompliance Fees. Without limiting any of our general rights and remedies for breaches of this Agreement by you:

            2.5.1. If you fail for any reason to include the legend required by the last sentence of Subparagraph 3.1.1 on any invoice representing an Account, we will assess and you will pay on demand a missing notation fee in the amount of fifteen percent (15%) of the net face value of such Account.

            2.5.2. If you receive any payment on an Account and fail to comply with the provisions of Subparagraph 3.1.3, we will assess and you will pay on demand a misdirected payment fee in the amount of fifteen percent (15%) of the net face value of such Account

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      2.6.  Exit Fee.  If you elect to  terminate  this  Agreement  pursuant  to
Subparagraph 8.2.1 and the effective date of termination is other than the last day of the initial term or any renewal term, as the case may be, you will pay to us on or before the termination date an exit fee equal to the Discount Fees we would have earned each month on the Guaranteed Monthly Volume (assuming collection within 30 days) multiplied by the number of months remaining in the term, duly prorated as necessary for any partial months. Such fee shall be in addition to, and not in lieu of, the Minimum Volume Fee, if any, assessable for the month in which this Agreement is terminated.

      2.7. Charqe in Lieu of Payment. In our sole discretion, we may charge your account for all fees and other amounts you are required to pay us under this section.

3.    COLLECTION OF ACCOUNTS

      3.1.  Collection Procedure.

            3.1.1. During the term of this Agreement and continuing until all Assigned Accounts and all of your Obligations hereunder have been paid fully paid and performed, you shall promptly (and we at our option may) notify in writing all persons obligated to make payments on or with respect to any Account (collectively, "Account Debtors') (i) that you have granted to us a security interest in the Account or, if applicable, that the Account has been sold and that the amount due or to become due has been assigned to us, (ii) that payment is to be made to us (and not to you) into a designated lockbox over which we have exclusive dominion, control and power of access and withdrawal (a (degree)lockbox(degree)), and (iii) that all checks and other items of payment in respect of the Account are to be made payable to our order. You will (and we at our option may) obtain from each Account Debtor written acknowledgment by such Account Debtor confirming its receipt of such notice. On and after the date hereof, you shall also include such notice plainly and conspicuously as a legend on the face of each invoice you issue representing an Assigned Account.

            3.1.2. You hereby authorize us at our option and in our sole discretion to collect and receive payments directly from Account Debtors in our own name. If we elect to exercise this option with respect to any Account, you shall (and we at our option may) include in the notices required under Subparagraph 3.1.1 a further statement that the Account represented thereby has been sold and assigned to us and that the Account Debtor shall make all checks in respect of the Account payable to us or our designee.

            3.1.3. If you receive any payment on any Account, you shall immediately remit such payment in the form received (with any necessary endorsement) directly to us. Until so remitted, you will hold such payment in trust for us separate and apart from all of your other funds.

      3.2. Power of Attorney. You hereby irrevocably constitute and appoint us, or any of our agents or employees, as your lawful attorney-infact (without requiring us to act as such), coupled with an interest, to exercise at any time any of the following powers: (i) to receive, endorse and deposit all payments from Account Debtors; (ii) to transmit to any party the notices required by Subparagraph 3.1.1; (iii) to institute any proceedings deemed by us necessary to effect collection of Accounts; (iv) to settle, compromise or litigate any dispute concerning any Account; and (v) to execute in your name such documents, instruments and affidavits as we may require from time to time in order to evidence and perfect our security interest in the Collateral or (without waiving your representation in Subparagraph 5.5.5) to satisfy any statutory condition to payment of an Account under applicable law. Any act of ours as your lawful attorney-in-fact shall not render us liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law.

      3.3. Costs and Expenses. You will reimburse us on demand for any and all fees, costs, and expenses (including but not limited to reasonable attorneys' fees) incurred by us in connection with protecting, maintaining, preserving or enforcing your Accounts and/or our rights under this Agreement; making lien or title examinations or filing notices with respect to your Accounts; defending or prosecuting any action or proceeding related to this Agreement; and filing and recording financing statements (including amendments thereto and continuation statements thereof) and termination statements under the UCC relating to our security interest in the Collateral.

      3.4. Disputes. You will notify us promptly of any Dispute concerning an Account. If we request you to do so, you will use your best efforts to settle the Dispute. Alternatively, we may (but shall be under no obligation to) attempt to settle, compromise or litigate the Dispute upon such terms as we in our sole discretion deem advisable, for your account and risk and at your sole expense. In no event shall you shall settle, compromise or adjust any Account or grant any additional discounts, allowances or credits thereon without in each case our prior written consent. As used herein, "Dispute" means any actual or alleged defense, counterclaim, offset, dispute or other claim asserted by the Account Debtor with respect to an Account other than the Account Debtor's Insolvency. 'INSOLVENCY," with respect to an Account Debtor means the financial inability of an Account Debtor to make payment at maturity unless the relevant Account is the subject of a Dispute.


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

      3.5. Indemnification. You will indemnify and defend us and hold us harmless from and against any and all liabilities, claims, costs and expenses (including but not limited to reasonable attorneys' fees and court costs) related to or arising out of our commercially reasonable efforts to collect or attempt to collect any Account.

      3.6. No Agency. Any provision of this Agreement to the contrary notwithstanding, nothing in this Agreement shall be construed to constitute us as your agent or to obligate us to assume any of your obligations with respect to any Account. We will not have any liability for any error or omission or delay occurring in the settlement, collection or payment of any Account.

4.    RECOURSE

      4.1. Repurchase of Accounts. In the event that (a) an Assigned Account becomes the subject of a Dispute, (b) there exists any breach of your representations, warranties or covenants under this Agreement with respect to an Assigned Account, (c) an Assigned Account is not paid on or before the expiration of ninety (90) days from its invoice date (such an Account being hereinafter referred to as a "Late Account"), or (d) we reasonably deem ourselves insecure with respect to any Assigned Account in light of material changes in the creditworthiness of the Account Debtor or otherwise, then and in any such event you shall immediately upon demand by us (whether written or oral) repurchase the Account from us for a purchase price equal to the amount of the Advance Payment for such Account plus the applicable Discount Fee (calculated to the date of repurchase) together with any and all other costs expenses associated with such Account minus the paid portion of the Account, if any (the "ACCOUNT REPURCHASE Price'). With respect to any Assigned Account that becomes the subject of a Dispute, your obligations under this paragraph are irrespective of any accord and satisfaction of such Account as against the Account Debtor by operation of Section 3-311 of the Uniform Commercial Code as adopted and in effect in the applicable jurisdiction (the "UCC').

      4.2. Repurchase on Default. Without limiting our other remedies under this Agreement or applicable law, upon the occurrence of an Event of Default as hereinafter defined, you shall immediately upon demand by us (whether written or oral) repurchase from us all outstanding Assigned Accounts for the aggregate Account Repurchase Price calculated in accordance with Paragraph 4.1

5.    REPRESENTATIONS AND WARRANTIES

To induce us to purchase Accounts from time to time, you make the following representations and warranties, each of which will survive the execution and delivery of this Agreement and will be deemed to be continuous and renewed as of the date of our acceptance of each Assignment. Such representations and warranties shall survive the termination of this Agreement.

      5.1. General. You are a corporation duly organized, existing and in good standing under the laws of Delaware. The preamble to this agreement sets forth truly and accurately your exact legal name as registered in such jurisdiction. You do business exclusively under such name and do not use any trade name or other fictitious name.

      5.2. Authority and Enforceability. You represent and warrant that you have all requisite power and authority to execute, deliver and perform this Agreement, including each Assignment delivered hereunder. This Agreement has been duly and validly executed and delivered by you and constitutes your legal, valid, and binding obligation enforceable against you in accordance with its terms. The execution, delivery and performance of this Agreement by you does not contravene your articles of incorporation, by-laws or operating or partnership agreement, as applicable, or any other agreement, instrument, or commitment to which you are a party or by which you or any of your assets or properties are bound.

      5.3. Place of Business. Your principal place of business and your books and records relating to the Accounts are located at the address set forth at the end of this Agreement.

      5.4. Collateral. You are the sole owner of the Collateral free and clear of all liens and encumbrances (including liens and encumbrances subordinate to our lien and security interest), except for those created by this Agreement or permitted by us in writing. Except as otherwise disclosed on Schedule 5.4 attached and made a part hereof, none of your inventory is stored with a bailee, warehouseman or similar party or is under consignment to or from any person. All of your inventory is currently salable or usable in the normal course of your business.


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

      5.5. With Respect to Accounts. With respect to each Assigned Account, you represent and warrant that:

            5.5.1. You are the sole owner of the Account free and clear of all liens and encumbrances (including liens and encumbrances subordinate to our lien and security interest), except for those created by this Agreement or permitted by us in writing.

            5.5.2. You are not affiliated with and do not own, control, or exercise dominion, in any way whatsoever, over the business of the Account Debtor.

            5.5.3. The Account represents an accurate and undisputed statement of indebtedness of the Account Debtor on account of a bona fide sale or lease of goods or the performance of services by you.

            5.5.4. The Account is the valid obligation of and is legally binding upon the Account Debtor enforceable against the Account Debtor in accordance with its terms. All signatures and endorsements appearing on the invoices and documents relating to the Accounts are genuine, and all signatories and endorsers have full capacity and authority and were fully authorized to contract for the purchase or lease of the goods and/or services giving rise to the Account.


            5.5.5. The Account is not subject to any Dispute, defense, offset, counterclaim or any allowance, deduction, contingency or condition.

            5.5.6. The Account is not on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis.

            5.5.7. To the best of your knowledge based on due inquiry, the Account Debtor is not Insolvent.

            5.5.8. The sale of the Account to us is accurately and properly entered and reflected on your books and records.

6.    COVENANTS

      6.1. Periodic Reports. Until full and indefeasible payment of all of your Obligations hereunder, you will furnish to us the following information regarding your operations and financial condition from time to time as specified:

            6.1.1. Within twenty (20) days after the close of each month a balance sheet, income statement, and cash flow statement as of the last day of such month and year to date;

            6.1.2. Within five (5) days after the close of each month, (a) an accounts payable aging and list and (b) an accounts receivable aging and list (whether or not such accounts are Assigned Accounts), in each case as of the last day of such month, in such form and containing such detail as we may reasonably require;

            6.1.3. Copies of all receipts and other evidence of your payment of United States withholding, as such payments are made; and

            6.1.4. Within ninety (90) days following the close of your fiscal year, a balance sheet and income statement as of the close of such fiscal year and for the year then ended.

      6.2.  Standards.  All  financial  statements  provided  by you under  this
Section 6 shall be prepared in accordance with generally accepted accounting principles, consistently applied. You hereby represent and warrant that any and all financial statements provided by you are and shall be true, accurate and complete.

      6.3. Field Audits. Upon reasonable notice by us, you will permit any authorized representative designated by us to visit your place or places of business during business hours and to inspect your books of account, records, correspondence and other documents and to make copies thereof and extracts therefrom. . . Any such inspection conducted after an Event of Default shall be at your sole cost and expense and you will reimburse us for such costs and expenses on demand.


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

      6.4. Other Covenants. Until full and indefeasible payment of all of your Obligations hereunder:

            6.4.1. You shall:

                  6.4.1.1. Comply in all material respects with all applicable laws, rules, regulations and orders applicable to your business;

                  6.4.1.2. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is consistent with past practice and/or as is usually carried by companies engaged in similar businesses in the same general areas in which you operate;

                  6.4.1.3. Maintain and preserve of your assets and properties, real and personal, in good working order and condition, ordinary wear and tear excepted;

                  6.4.1.4. Preserve and maintain your corporate existence and good standing, rights, franchises and privileges under applicable law;

                  6.4.1.5. Pay and discharge before the same shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon you or your property, and (ii) all lawful claims which, if unpaid, might by operation of law or otherwise become a lien upon your property;

                  6.4.1.6. Maintain yourself in good standing with any and all federal and state licensing and regulatory authorities and governmental agencies having jurisdiction over your activities; and

                  6.4.1.7. Comply fully with all laws, rules, regulations, and executive orders of federal, state and municipal governments, bureaus, commissions, agencies or any of them applicable to you or your assets or properties.

            6.4.2. Without  our  prior  written  consent,   which  will  not  be
unreasonably withheld. you shall not:

                  6.4.2.1. Permit or consent to the creation or incurrence by you of any indebtedness or obligation for borrowed money, other than to us pursuant to this Agreement;

                  6.4.2.2. Make any material change in the nature of your business; or

                  6.4.2.3.  Merge  or   consolidate   with  any  other  firm  or
corporation.

                  6.4.2.4. Grant, create, incur or suffer or permit to exist any mortgage, pledge, security interest in or lien upon, or for any other purpose assign or transfer, either absolutely or as collateral security, any of the Collateral except to or in favor of us pursuant to this Agreement or as we may otherwise agree in writing.

7.    SECURITY AGREEMENT

      7.1. Grant of Security Interest; Collateral Defined. To secure payment and performance of all of your obligations under this Agreement, including, without limitation, repurchase and indemnity obligations and obligations for costs and expenses (collectively, your "OBLIGATIONS'), you hereby pledge, assign and grant to us a continuing lien and security interest in the following property, both now owned and existing and hereafter created, acquired and arising, regardless of where located (collectively, the "COLLATERAL'):

            7.1.1. All of your accounts whether or not accepted by us or specifically sold to us;

            7.1.2. All of your goods, including but not limited to inventory and equipment;

            7.1.3. All of your general intangibles, chattel paper, commercial tort claims, deposit accounts, documents, instruments, investment property, letter-of-credit rights, letters of credit, and money;

            7.1.4. All cash and non-cash proceeds and products of any of the foregoing, including any claim against third parties in any way related to the foregoing;

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            7.1.5. All rights  which you now have or  hereafter  may have to the payment of money not otherwise included in the foregoing, including without limitation tax refunds and proceeds of insurance of every kind and description; and

            7.1.6. All books and records relating to any of the foregoing, including but not limited to hard drives, compact disks, floppy disks, and/or other digital storage media comprising such records in whole or in part.

      7.2. Financing Statements. Pursuant to Section 9-502 of the UCC, you hereby authorize us to file such financing statements (including amendments thereto and continuation statements thereof) as we may reasonably require in order to perfect our security interest in the Collateral

      7.3.  Defined  Terms.  As  used  in  this  Section,   uncapitalized  terms
describing categories of Collateral shall have the meaning, if any, respectively ascribed to such terms under the UCC.

8.    TERM AND TERMINATION

      8.1. Initial Term; Renewal. The term of this Agreement shall be one (1) year, commencing on the date of the first above written. Unless terminated in accordance with Paragraph 8.2, this Agreement shall automatically renew for successive one (1) year periods without the necessity of any further notice or action on the part of either party hereto. (The period of effectiveness of this Agreement, including the initial term and any renewal term, is sometimes referred to herein as the' Term.')

      8.2.  Termination.

            8.2.1. Subject to Paragraph 2.6, you may terminate this Agreement by written notice to us not less than sixty (60) days prior to the effective date of termination stipulated in such notice.

            8.2.2. We may terminate this Agreement (i) at any time for our convenience by written notice to you upon not less than sixty (60) days prior to the effective date of termination stipulated in such notice or (ii) immediately upon written or oral notice to you upon the occurrence of an Event of Default.

      8.3. Survival of Terms. Notwithstanding the foregoing, the provisions of this Agreement and all of our rights and interests hereunder shall survive any termination pursuant to Paragraph 8.2 and shall continue in full force and effect until all Assigned Accounts and all of your Obligations hereunder have been paid fully paid and performed.

      8.4. Termination Statement. At any time after later of (i) the effective date of the termination of this Agreement or (ii) the date on which all Assigned Accounts and all of your Obligations hereunder have been paid fully paid and performed, you may request and we will deliver to you UCC termination statements with respect to any and all recorded financing statements covering the Collateral then in our favor, provided such request is in writing and accompanied by a written general release by you in our favor in form and substance satisfactory to us and our counsel. To the maximum extent permitted by law, you hereby waive any and all statutory rights under Section 9-509 of the UCC to require us to deliver UCC termination statements in respect of the Collateral unless and until the conditions of this section have been satisfied.

9.    DEFAULT AND REMEDIES

      9.1. Events of Default. As used in this Agreement, "EVENT OF Default" means any of the following:

            9.1.1. Any material breach by either of you of any term, covenant, condition, representation or warranty under this Agreement.

            9.1.2. Without  limiting  the  generality  of  the  foregoing,   the
existence of unresolved Disputes or any breach or breaches of your representations, warranties or covenants under this Agreement affecting or with respect to Assigned Accounts which, in the aggregate, constitute or exceed thirty percent (30%) (the "DEFAULT PERCENTAGE"), by face value or number, of all then outstanding Assigned Accounts.

            9.1.3. The accumulation of Late Accounts (whether or not then outstanding) since the commencement of the Term which in the aggregate constitute or exceed, by face value or number, the Default Percentage of all Accounts assigned hereunder through date.

            9.1.4. Any failure by you to pay or reimburse us, as the case may be, any monetary amount to which we are entitled hereunder as and when the same shall become due.

            9.1.5. Any material adverse change in the management, financial condition or business prospects of either of you or those of any guarantor of your Obligations.

            9.1.6. The discontinuance or suspension of any business operation currently conducted by either of you.

            9.1.7. Either of you becoming insolvent or unable to meet your debts as they mature, or the commencement against either of you of any proceeding for relief under any provision of any federal or state bankruptcy, insolvency or other similar law, or the filing or issuance against you of any injunction, attachment, judgment or lien on any of your property, or the appointment of a receiver, custodian or trustee of any kind for you or any of your property.

      9.2. Remedies, In addition to any other remedies available to us under this Agreement or applicable law, upon and after the occurrence of an Event of
Default:

            9.2.1. We will have the right to enforce against you immediate payment of all of your Obligations.

            9.2.2. With respect to the Collateral, we will have and may exercise all of the rights of a secured party under the UCC.

            9.2.3. You hereby authorize and empower any attorney designated by us or any clerk of any court of record to appear for you in any court of record and confess judgment against you without prior hearing, in favor of us for and in the amount of your Obligations then outstanding plus costs of suit and attorneys' fees in an amount equal to 10% of the Obligations then outstanding. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as we shall deem necessary or desirable, for all of which this Agreement shall be a sufficient warrant.

            9.2.4. We may notify the postal authorities to change the address for delivery of your mail to such address as we may designate and shall have the right to receive, open, and maintain in our custody any and all of your mail thereafter; provided, however, that we will turn over to you any mail not related directly or indirectly to the enforcement of our remedies hereunder.

      9.3. Remedies Cumulative. Each right, power and remedy provided for herein or otherwise existing shall be cumulative and concurrent and shall be in addition to every other right, power and remedy existing hereunder, by law or otherwise. The exercise by us of any one or more such rights, powers or remedies shall not preclude the simultaneous or later exercise by us of any or all such other rights, powers or remedies.

      9.4. Liability Joint and Several. The liability of each of you with respect to the Obligations shall be joint and several. The breach by either of you (the "BREACHING PARTY") of an Obligation shall constitute an Event of Default with respect to both of you and each of you shall be primarily liable therefor. Upon any such breach, our right to avail ourselves of our remedies hereunder with respect to the non-Breaching Party and its Collateral shall in no way be conditioned upon or limited by any attempt by us to collect from the Breaching Party or any resort or recourse by us to any Collateral pledged by the Breaching Party.

10.   ARBITRATION

      Any claim or demand arising out of any alleged breach of this Agreement or arising out of any dispute or controversy under or relating to this Agreement in which the amount in controversy is $100,000 or less, other than any confession of judgment proceeding pursuant to Subparagraph 9.2.3, shall be decided by a single arbitrator under the Rules of the American Arbitration Association. The prevailing party, as determined by the arbitrator, shall be awarded reasonable attorneys' fees and costs (including all arbitration fees and expenses of the arbitrator) incurred by that party in connection with the arbitration and any postarbitration proceedings to enforce the award or otherwise. The award rendered by the arbitrator shall be final and binding on both of us and judgment on such award may be entered by either party in any court of competent jurisdiction. The arbitration provisions hereof shall, with respect to such controversy or dispute, survive the termination of this Agreement. Nothing herein contained shall be deemed to give the arbitrator any authority, power, or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.

11.   MISCELLANEOUS

      11.1. Notices. Notices shall be deemed given to a party when sent or dispatched to such party by certified or registered mail or private overnight express mail, postage or charges prepaid, or by facsimile copy, at the address of such party set forth below its signature hereto, or to such other notice address as a party may designate by written notice to the other party.

      11.2. Binding Effect. This Agreement will bind you and your successors and assigns, and will inure to the benefit of us and our successors and assigns.

      11.3. No Assiqnment. You may not assign or transfer any of your rights or obligations under this Agreement without our prior written consent, which consent may be withheld by us in our sole and absolute discretion. Any assignment or transfer prohibited by this paragraph shall be null and void.

      11.4. Complete Agreement. This Agreement and the related Assignments constitute the entire agreement between us with respect to the subject matter hereof and all previous agreements or discussions between us relating to the subject matter hereof, written or oral, are hereby terminated and/or superseded by this Agreement. This Agreement may be amended or modified only by a written instrument signed by both parties.

      11.5. No Waiver. No delay or failure by us in exercising any of our rights or remedies shall operate as a waiver of such or of any other right or remedy, and no waiver shall be valid unless in writing signed by us and then only to the extent therein set forth.

      11.6. Governinq Law, Etc. This Agreement shall be deemed to have been made in the State of Maryland and shall be construed and enforced in accordance with, and the validity and performance hereof shall be governed by, the laws of the State of Maryland, without regard to conflict of laws principles.

      11.7. Venue and Jurisdiction. Any judicial or arbitral proceeding arising out of or relating to this Agreement shall be brought and adjudicated (a) in the case of any Original Claim made by you against us, solely in Baltimore, Maryland, and (b) in the case of any Original Claim made by us against you, in Baltimore, Maryland, or, at our sole and exclusive option, anywhere within the jurisdiction where you are domiciled or have your principal place of business. As used in this Paragraph, "ORIGINAL CLAIM" means the first formally commenced proceeding in connection with a matter or series of related matters, it being understood and agreed that any subsequently asserted claim, defense or counterclaim arising out of or relating to such matter or matters shall be subject to the same venue as the Original Claim. For purposes of any judicial proceeding under this Agreement, you hereby irrevocably consent, submit, and waive any and all objections to the personal jurisdiction of the state and federal courts of the State of Maryland over you and your affiliates.

      11.8. Further Assurances. Each of us shall do, take, execute, acknowledge if required and deliver such further and additional acts, actions, documents, instruments or writings not specifically referred to herein as may be necessary, required, proper, desirable or convenient for the purpose of fully effectuating the provisions hereof.

      11.9. Construction. This Agreement has been negotiated by the parties and shall be construed and interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

      11.10. WAIVER OF JURY TRIAL. EXCEPT AS OTHERWISE PROVIDED IN SECTION 10, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY EITHER PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY UNDER OR WITH RESPECT TO THIS AGREEMENT OR WHICH IN ANY WAY RELATES, DIRECTLY OR INDIRECTLY, TO THIS AGREEMENT OR ANY EVENT, TRANSACTION OR OCCURRENCE ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

ASSIGNOR:


ACORN HOLDING CORP.                          ROCKLAND CREDIT FINANCE LLC


By_____________________________(SEAL)        By___________________________(SEAL)
    [notarized signature of
       authorized officer]                   Name:______________________________

Print Name:__________________________        Title:_____________________________

Title:_______________________________        6 Park Center Court, Suite 212
                                             Owings Mills, MD 21117
Address:_____________________________        Phone #: 410-902-0393
_____________________________________        Fax #: 410- 902-0893
_____________________________________

Fax #:_______________________________
Taxpayer I.D./SSN ff:________________


VALENTEC SYSTEMS, INC.

By___________________________________
_______________________________(SEAL)
  [notarized signature of
      authorized officer]

Print Name:__________________________

Title:_______________________________

Address:_____________________________
_____________________________________
_____________________________________

Fax #:_______________________________
Taxpayer I.D./SSN #:_________________


State of ________)
                 ) TO WIT:
County of _______)

      I HEREBY CERTIFY that on this day of ________, 2005, before me, a Notary Public of said State, personally appeared ____________________________, known to me (or satisfactorily proven) to be the _____________________ of Acorn Holding Corp., whose name is subscribed to the foregoing Agreement and who acknowledged that he/she executed the same for the purposes therein contained.

      WITNESS my hand and Notarial Seal.
                                             ___________________________________
                                                        Notary Public

My Commission Expires:

State of_________)
                 ) TO WIT:
WIT: County of___)

      I HEREBY CERTIFY that on this _ day of______________, 2005, before me, a Notary Public of said State, personally appeared _________________________, known to me (or satisfactorily proven) to be the____of Valentec, Inc., whose name is subscribed to the foregoing Agreement and who acknowledged that he/she executed the same for the purposes therein contained.

      WITNESS my hand and Notarial Seal.

                                             ___________________________________
                                                        Notary Public
My Commission Expires:

                                    EXHIBIT A
                          TO MASTER FACTORING AGREEMENT

                               FORM OF ASSIGNMENT

                                  See attached.

                                                                  ASSIGNMENT NO.

                 ASSIGNMENT AND TRANSFER OF ACCOUNTS RECEIVABLE


ASSIGNOR: Valentec Systems, Inc.             ASSIGNEE:
          Acorn Holding Corp.
                                             ROCKLAND CREDIT FINANCE LLC
                                             6 Park Center Court, Suite 212
                                             Owings Mills, MD 21117

      1. Assignment of Accounts. Pursuant to and subject to the terms and conditions of that certain Master Factoring Agreement between Assignor and Assignee (the "FACTORING AGREEMENT"), Assignor hereby sells, assigns and transfers to Assignee all of its right, title and interest in and to the Accounts arising from the invoices identified in Schedule A .

      2. Advance Payment: Assignor hereby acknowledges and confirms the payment by Assignee and the receipt by Assignor of the Advance Payment shown on Schedule A.

      3. Representations and Warranties. Assignor hereby confirms, represents and warrants to Assignee that all representations and warranties made by Assignor to Assignee in the Factoring Agreement are true and correct in all respects on Effective Date of this Assignment and that no Default exists under the Factoring Agreement on Effective Date.

      4. Effective Date. The effective date of the transfer of the Assigned accounts pursuant to this Assignment (the "EFFECTIVE DATE") shall be the date set forth below as the effective date of Assignee's acceptance.

      5. Defined Terms. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Factoring Agreement.

            IN WITNESS WHEREOF, the parties have executed this Assignment intending to be legally bound as of the Effective Date.

ASSIGNOR: VALENTEC SYSTEMS, INC.             ROCKLAND CREDIT FINANCE LLC
          ACORN HOLDING CORP.

_____________________________________
 [full corp rate name of Assignor]           By_________________________________

By___________________________________        Name:______________________________
  [signature of authtiri ed officer]
                                             Title:_____________________________

Print Name:__________________________        Effective Date of Acceptance:______

Title:_______________________________

                                   SCHEDULE A
                TO ASSIGNMENT AND TRANSFER OF ACCOUNTS RECEIVABLE


Assignor: Valentec Systems, Inc./Acorn Holding Corp.

Assignment #:________________________

Effective Date:______________________


                                ASSIGNED ACCOUNTS


The Account(s) identified below and on the invoices, contracts and/or other evidence thereof attached hereto, if any, is/are being sold, assigned and transferred by Assignor to ROCKLAND CREDIT FINANCE LLC pursuant to the foregoing Assignment.


  ACCOUNT DEBTOR    INVOICE   INVOICE   P.O./CONTRACT    NET FACE     TERMS OF
    (CUSTOMER)         NO.     DATE          NO.         AMOUNT($)      SALE
  --------------    -------   -------   -------------   ----------    ---------




                   (A) TOTAL AMOUNT OF THIS ASSIGNMENT: $
                   (B) ADVANCE RATE: __%
                   (C) TOTAL ADVANCE REQUESTED (LINE A X LINE B): $_____________

                                  SCHEDULE 5.4

      INVENTORY STORED WITH THIRD PARTY, BAILEE, WAREHOUSEMAN OR CONSIGNEE



Name of Baileel                                      Address of Third Party
Warehousman/Consignee     Location of Inventory      if Other Than Location of
                                                     Inventory

1.___________________     _______________________    ___________________________

                          _______________________    ___________________________

                                                     Contact:___________________
                                                     Phone #:___________________
                                                     Fax #______________________
                                                     Email Address:_____________

2.___________________     _______________________    ___________________________

                          _______________________    ___________________________

                                                     Contact:___________________
                                                     Phone #:___________________
                                                     Fax #______________________
                                                     Email Address:_____________

3.___________________     _______________________    ___________________________

                          _______________________    ___________________________

                                                     Contact:___________________
                                                     Phone #:___________________
                                                     Fax #______________________
                                                     Email Address:_____________

4.___________________     _______________________    ___________________________

                          _______________________    ___________________________

                                                     Contact:___________________
                                                     Phone #:___________________
                                                     Fax #______________________
                                                     Email Address:_____________